UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – October 10, 2017

(Date of earliest event reported)

honeywell international inc.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

115 TABOR ROAD, MORRIS PLAINS, NEW JERSEY	07950
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	Results of Operations and Financial Condition.

On October 10, 2017, Honeywell International Inc. (the “Company”) issued a press release that includes a preview of anticipated third quarter 2017 sales and earnings per share results.  During a webcast the same day, the Company separately presented preliminary segment margins on an overall Honeywell basis, free cash flow and free cash flow conversion, in each case for the third quarter 2017. The information included in Exhibits 99.1 and 99.2 that discuss such anticipated third quarter 2017 results is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

ITEM 8.01	Other Events.

The Company today announced the results of its comprehensive portfolio review, including its intention to separately spin off its Homes product portfolio and ADI global distribution business, as well as its Transportation Systems business, into two stand-alone, publicly-traded companies. The planned separation transactions are intended to be tax-free spins to Honeywell shareowners for U.S. federal income tax purposes, and are expected to be completed by the end of 2018. The Company also announced that its Smart Energy business unit, previously part of Honeywell Home and Building Technologies, will immediately be integrated into the Process Solutions unit within Honeywell Performance Materials and Technologies. The press release included herewith as Exhibit 99.1, excluding the information furnished pursuant to Item 2.02, is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

d)	Exhibits.

Exhibit 99.1	Honeywell International Inc. Press Release dated October 10, 2017.

Exhibit 99.2	Select Slides dated October 10, 2017.

This report contains certain statements that may be deemed “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, that address activities, events or developments that we or our management intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are based upon certain assumptions and assessments made by our management in light of their experience and their perception of historical trends, current economic and industry conditions, expected future developments and other factors they believe to be appropriate. The forward-looking statements included in this release are also subject to a number of material risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting our operations, markets, products, services and prices, as well as the ability to effect the separations and meet the related conditions noted above. Such forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by such forward-looking statements, including with respect to any changes in or abandonment of the proposed separations. We identify the principal risks and uncertainties that affect our performance in our Form 10-K and other filings with the Securities and Exchange Commission. In addition, third-quarter results contained herein are preliminary and may differ from our actual results that will be reported in our third-quarter earnings release and Form 10-Q filed on October 20, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2017	HONEYWELL INTERNATIONAL INC.

By: /s/ Jeffrey N. Neuman Jeffrey N. Neuman Vice President, Corporate Secretary and Deputy General Counsel